UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2021

ADTALEM GLOBAL EDUCATION INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13988	36-3150143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe
Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)

(866) 374-2678
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value	ATGE	New York Stock Exchange
Common Stock $0.01 Par Value	ATGE	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 18, 2021, Adtalem Global Education Inc. (“Adtalem”) announced that effective immediately, Robert J. Phelan has been promoted to chief financial officer and Adtalem’s principal financial officer after serving as Adtalem’s interim chief financial officer since April 2021.  Mr. Phelan will report to Mr. Stephen Beard, Adtalem’s president and chief executive officer.

Mr. Phelan, 56, joined Adtalem in February 2020 as the company’s vice president and chief accounting officer.  Prior to joining Adtalem, Mr. Phelan served in a variety of financial and operational roles of increasing responsibility at Sears Holding Corp. which he joined in 1996.

Mr. Phelan is not a party to any transaction with Adtalem that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

The terms of Mr. Phelan’s compensation as chief financial officer have not yet been determined.  In accordance with Instruction 2 of Item 5.02 of Form 8-K, Adtalem will amend this Current Report on Form 8-K within four business days after such information is determined or becomes available.

On October 18, 2021, Adtalem also announced that Maurice Herrera was appointed as Adtalem’s chief marketing officer effective immediately.  Mr. Herrera will also report to Mr. Beard.

Previously, Mr. Herrera served as chief marketing officer, Americas, at Avis Budget since 2018.  Prior to Avis, Mr. Herrera was the U.S. chief marketing officer for Weight Watchers from 2014 to 2018.

A copy of the press release relating to this Item 5.02 is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

99.1	Press Release of Adtalem Global Education Inc., dated October 18, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION INC.

By:	/s/ Douglas G. Beck
Douglas G. Beck
Senior Vice President, General
Counsel and Corporate Secretary

Date: October 18, 2021